SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): May 11, 2004
                                                          -------------





                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)





           Maryland                  1-14788                 94-6181186
---------------------------       --------------         -----------------
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                Number)            Identification No.)




                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------



                                      N/A
                                      ---
         (Former name or former address, if changed since last report):



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Item 5.  Other Events

         On May 11, 2004, Capital Trust, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with W. R. Berkley Corporation which we refer to herein together with certain of its designated controlled affiliates as "Berkley." Pursuant to the Purchase Agreement, the
Company:

    1. issued and sold to Berkley on May 11, 2004, 1,310,000 shares (the "Tranche 1 Shares") of the Company's class A common stock, par value $0.01 per share (the "Common Stock") and stock purchase warrants (the "Warrants"), to purchase 365,000 shares (the "Warrant Shares") of Common Stock for a total purchase price of $30,654,000; and

    2. agreed to issue and sell to Berkley on June 18, 2004, subject to shareholder approval at the Company's 2004 annual meeting of stockholders to be held on June 17, 2004 (the "2004 Meeting") and certain other conditions contained therein, an additional 325,000 shares (the "Tranche 2 Shares" and, together with the Tranche 1 Shares and the Warrant Shares, the "Shares") of Common Stock for a total purchase price of $7,605,000.

         The purchase price for the Shares and the exercise price of the Warrants is $23.40. The Warrants are not exercisable unless the issuance of the underlying shares is approved by shareholders at the 2004 Meeting.

         The Shares and the Warrants are being offered pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-111261) (the "Registration Statement") as amended and supplemented by a prospectus supplement, dated May 11, 2004 (the "Prospectus Supplement").

         Pursuant to the Purchase Agreement, the Company agreed to appoint one designee of Berkley to its board of directors, and thereafter nominate this designee or alternative designee for election to the board at each subsequent annual meeting of stockholders subject to certain conditions relating to Berkley's continued ownership of Common Stock. Effective May 10, 2004, pursuant to such designation right, the board appointed Joshua A. Polan a director of the Company. Certain of our existing stockholders, who currently collectively own 2,171,479 shares of Common Stock, agreed in the Purchase Agreement to vote in favor of the continued election of the Berkley board designee. Pursuant to the Purchase Agreement, the Company also entered into a registration rights agreement (the "Registration Rights Agreement") with Berkley in which it granted Berkley certain registration rights.

         In connection with the Purchase Agreement, the Company's board of directors amended the Company's bylaws to exempt acquisitions of securities of the Company by Berkley from the Maryland Control Share Acquisition Act. In addition, the board exempted Berkley from obtaining the status of an interested stockholder under the Maryland Business Combination Act. The board also amended the Company's bylaws to exempt William R. Berkley and one other major shareholder of Berkley from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit contained in the Company's charter, and establish for William R. Berkley and the other major Berkley shareholder an Excepted Holder Limit of 6.0% and 4.0% of the outstanding shares of Common Stock, respectively.

         The Purchase Agreement is attached as Exhibit 10.1 hereto, the form of the Warrants is attached as Exhibit 4.1 hereto and the Registration Rights Agreement is attached as Exhibit 10.2 hereto.

         The opinion of Venable LLP with respect to the validity of the Shares is attached as Exhibit 5.1 hereto. Such opinion includes the consent of Venable LLP to the filing of its opinion as an exhibit and the reference to its name under the caption "Legal Matters" in the Prospectus Supplement. The opinion of Paul, Hastings, Janofsky & Walker LLP with respect to the validity of the Warrants is attached as Exhibit 5.2 hereto. Such opinion includes the consent of Paul, Hastings, Janofsky & Walker LLP to the filing of its opinion as an exhibit and the reference to its name under the caption "Legal Matters" in the Prospectus Supplement.

         The Company is filing this Current Report on Form 8-K in order to cause the Purchase Agreement, the Warrants, the Registration Rights Agreement and the opinions and consents of Venable LLP and Paul, Hastings, Janofsky & Walker LLP to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Company does not believe that exhibits or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) to the information set forth in the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

         4.1        Form of Warrants

         5.1        Opinion of Venable LLP regarding the validity of the Shares.

         5.2 Opinion of Paul, Hastings, Janofsky & Walker LLP regarding the validity of the Warrants.

         10.1 Purchase Agreement, dated as of May 11, 2004, among the Company, Berkley and certain stockholders of the Company

         10.2 Registration Rights Agreement, dated as of May 11, 2004, between the Company and Berkley.

         23.1 Consent of Venable LLP (included in the opinion filed as Exhibit 5.1).

         23.2 Consent of Paul, Hastings, Janofsky & Walker LLP (included in opinion filed as Exhibit 5.2).

         99.1       Press Release, dated May 11, 2004.


Item 9.  Regulation FD Disclosure.

         On May 11, 2004, the Company issued a press release announcing execution of the Purchase Agreement and the offering pursuant thereto. The press release is furnished herewith as Exhibit 99.1. The information in Item 9 of this Current Report on Form 8-K, including the press release attached as Exhibit 99.1 hereto, is being furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of the section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      CAPITAL TRUST, INC.


                                      By: /s/ John R. Klopp
                                          -----------------
                                           Name:    John R. Klopp
                                           Title:   Chief Executive Officer




Date: May 11, 2004

                                  Exhibit Index



    Exhibit Number      Description
    --------------      -----------
         4.1            Form of Warrants

         5.1 Opinion of Venable LLP regarding the validity of the Shares.

         5.2 Opinion of Paul, Hastings, Janofsky & Walker LLP regarding the validity of the Warrants.

         10.1 Purchase Agreement, dated as of May 11, 2004, among the Company, Berkley and certain stockholders of the Company.

         10.2 Registration Rights Agreement, dated as of May 11, 2004, between the Company and Berkley.

         23.1 Consent of Venable LLP (included in the opinion filed as Exhibit 5.1).

         23.2 Consent of Paul, Hastings, Janofsky & Walker LLP (included in opinion filed as Exhibit 5.2).

         99.1           Press Release, dated May 11, 2004.